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                                                                   Exhibit 10.1

                                   AMENDMENT 1
                                       TO
                             PERFORMANCE CONTINGENT
                        RESTRICTED STOCK AWARD AGREEMENT


         This Amendment 1 to Performance Contingent Restricted Stock Award Agreement ("Amendment 1") is made and entered into as of October _____, 2005 by and among Compass Bancshares, Inc. Compass Bank, and _________________________ (the "Participant") with respect to that certain PCRS Agreement dated as of _____________, 2005 ("PCRS Agreement").

         In consideration of the mutual covenants and obligations of the parties contained herein and in the PCRS Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the PCRS Agreement as follows:

         1. The PCRS Agreement is hereby amended by replacing the term "Return on Equity" in Appendices A, B and C to the PCRS Agreement with the term "Return on Average Tangible Equity."

         2. As used in Appendices A, B and C to the PCRS Agreement, the term "Return on Average Tangible Equity" is defined as net income excluding the after tax effect of intangible amortization divided by average common shareholders' equity excluding intangible assets, consistent with the calculation of such measure reported in Compass Bancshares, Inc.'s quarterly earnings release.

         3. Except as specifically amended herein, the terms of the PCRS Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         COMPASS BANCSHARES, INC.



                                         By:
                                            -----------------------------------
                                         Name: Jerry W. Powell
                                         Title: Secretary and General Counsel

                                         COMPASS BANK



                                         By:
                                            -----------------------------------
                                         Name: Kelcey C. Wharton
                                         Title: Senior Vice President


WITNESS:                                  PARTICIPANT:



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              Printed Name


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